POWERING A NEW WAVE OF IMMUNE THERAPEUTICS

SON-1010 Clinical Update Presentation

November 2, 2022

This presentation contains forward looking statements that do not guarantee future performance.

SONNET BioTherapeutics

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements about **Sonnet BioTherapeutics** based on management's current expectations which are subject to known and unknown uncertainties and risks. Words such as "anticipated," "initiate," "expect," "intend," "plan," "believe," "seek," "estimate," "may," and variations of these words or similar expressions are intended to identify forward-looking statements. Our actual results could differ materially from those discussed due to a number of factors, including, but not limited to, our ability to raise additional equity and debt financing on favorable terms, the success of our R&D programs, our ability to obtain regulatory approval of our clinical assets and other risk factors.

We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Unless the context requires otherwise, references to "Sonnet," "Company," "we," "us" and "our" refer to **Sonnet BioTherapeutics**.


SONNET
BioTherapeutics

Sonnet Pipeline Targets

Multiple Points of Intervention



IL-18
Lymph
Tumor
Tumor Antigen
Mature Dendritic Cell (antigen presenting)
Antigen Fragments
Naïve T-cell
Antigen receptors
Activated T-cell
Immature Dendritic Cell
Effector cells:
1. Activate other immune cells
2. Kill "target cells"
Memory cells:
1. Circulate months → years
2. Ready to rapidly respond to same antigen again
Antigen Recognition
Activated APC
T-cell Interaction
T-cell Activation
Replication of antigen-specific T-cells
T-cells become specialized
GM-CSF
IL-12
IL-15

Cytokines have shown great promise as cancer therapeutics but suffer from dose-related toxicity and short half-life

Sonnet's Technology Advantage



Flexible Linkers
IL-15
THERAPEUTIC PAYLOAD B
IL-12
THERAPEUTIC PAYLOAD A
V_H
V_L
Albumin Binding Domain
BINDS TO SERUM ALBUMIN
IB
Cys-34
IA
IIIB
IIIA
IIA
Trp-214
IIB
F_HAB-Albumin binds FcRn for enhanced pK and TME accumulation
F_HAB-Albumin complex binds to GP60 and SPARC in the tumor microenvironment

For a video displaying the F_HAB mechanism, please click here

Asset Profile: SON-1010 (IL12-F_HAB)
Stage: Phase 1 study initiated
Indications: Solid Tumors

Product Description: Asset delivery and targeting by albumin binding mechanism via the F_HAB domain, which results in accumulation of SON-1010 in the microenvironment of solid tumors (TME) through binding to FcRn, GP60, and SPARC, thereby enhancing penetration and retention with increased efficacy. SON-1010 has demonstrated improved pK via binding to FcRn, similar to full MAbs, and improved tumor delivery, all available in a single patented construct.

Platform Attributes:

- Fully human construct – Low/No Immunogenicity
- Mammalian cell production (CHO) – Glycosylated
- Small size with linear flexibility – Optimized tumor penetration
- Enhanced PK – FcRN binding
- Targeted – GP60 and SPARC
- Asset Optionality: Single or Bispecific payload capacity
- Modular – Rapid asset development

$F_H AB$: Accumulation in the Tumor Microenvironment



Tumor Blood Vessel
Vessel Endothelial Cells
Tumor Microenvironment (TME)
PD1
IFNγ
TIL
PDL1
Tumor Cells
FcRn
SPARC
GP60
Caveolin
Albumin
1
2
3
3
3
3
4

- **Albumin** is elevated in solid tumors
- **FcRn** over expressed in tumors
- **GP60** is over-expressed on tumor vessel endothelial lining
- Over-expression of **SPARC** has been shown in many solid tumors

Tumor architectural changes cause **EPR** that helps maintain the TME

1. IL-F_HAB binds Albumin in the blood
2. IL-F_HAB – Albumin binds to FcRn resulting in transport from blood to TME
3. IL-F_HAB – Albumin binds to GP60, resulting in transport from blood to TME
4. IL-F_HAB – Albumin binds to SPARC

This mechanism of action results in SPARC retaining IL-F_HAB in TME

Hoogenboezem, Adv Drug Deliv Rev. 2018 May; 130: 73-89
Merlot, Front Physiol (2014) 5: 299

SON-1010: Reduces Tumor Volume

$IL12-F_HAB$ (1.3μg) vs IL-12 (30μg) in B16F10 Melanoma



Placebo
IL12-FHAB (1.3μg) = Molar 0.9μg of IL-12
IL-12 (30μg)
1:30 ratio of IL-12
Tumor Volume mm3
3000
2500
2000
1500
1000
500
0
Dose
2857
1996
1002
0
2
4
6
8
10
Days

Single dose when tumor was 100 mm³ ; 8 mice/group

IL-12 (1μg) and IL12-**F_HAB** (1.3μg) are molar equivalent and have similar bioactivity, *in vitro*; however, *in vivo*, **F_HAB** is approximately 30-fold more potent than IL-12 (at day 10, 1.3μg IL12- **F_HAB** > IL-12 30μg)

PROOF-OF-CONCEPT

AACR Annual Meeting 2017, Poster #588

Clinical Program: SB101/SB102 Study Designs

SONNET BioTherapeutics



SB102: SAD for
PK/PD/FACS in
Healthy Volunteers
Dose Level 1
Dose Level 2
Dose Level 3
Dose Level 4
Dose Level 5
50 ng/kg x 1
6 per cohort
Simulate multiple dosing exposure
Dose Level 1
Dose Level 2
Dose Level 3
Dose Level 4
Dose Level 5
50 ng/kg/4wks
3-6 per cohort
SB101: Safety compared
with rhIL-12, along with
MTD/RP2D in Cancer

- Rapid enrollment of healthy volunteers in the SAD provides clean PK data without interpretation challenges from prior cancer treatment effects
- Simulation using continual reassessment model allows prediction of safe doses in the MAD that have more potential for effect on the tumor micro-environment, encouraging enrollment
- Clinical pharmacology support and HV SAD allows for much lower cost and faster completion
- MTD/RP2D in solid tumor patients provides path to combination studies

Shen, Clin Transl Sci (2019) 12:6
Karakunnel, J Transl Med (2018) 16:336
Gokhale, Exp Hematol Oncol (2014) 3:11

SB101: Safety Data (unaudited, as of 10/31/22)

Related TEAEs by Grade	0.05 ug/kg (N=3), n (%)	0.15 ug/kg (N=3), n (%)	0.15 → 0.3 ug/kg (N=3), n (%)
Tachycardia (Grade 1)		1 (33.3)	
Nausea (Grade 1)	1 (33.3)		
Chills (Grade 1)		1 (33.3)	
Fatigue (Grade 1)		1 (33.3)	
Injection site pain (Grade 1)	1 (33.3)	3 (100.0)	
Pain (Grade 1)	1 (33.3)		
Pyrexia (Grade 1)		1 (33.3)	1 (33.3)
Decreased appetite (Grade 1)	1 (33.3)		
Oedema peripheral (Grade 1)	1 (33.3)	1 (33.3)	
Arthralgia (Grade 1)	1 (33.3)		
Limb discomfort (Grade 1)	1 (33.3)		
Muscular weakness			1 (33.3)
Myalgia (Grade 1)	2 (66.7)		
Pain in extremity (Grade 1)	1 (33.3)	1 (33.3)	
Headache (Grade 1)		1 (33.3)	
Night sweats (Grade 1)		1 (33.3)	
Rash pruritic (Grade 1)	1 (33.3)		
Hot flush (Grade 1)	1 (33.3)		
Fatigue (Grade 2)	3 (100.0)		1 (33.3)
Alanine aminotransferase (ALT) increased (Grade 2)		1 (33.3)	
Aspartate aminotransferase (AST) increased (Grade 2)		1 (33.3)	
Lipase Increased (Grade 3)			1 (33.3)

- AEs in SB102 were generally mild, transient and tolerable as well after a single dose of SON-1010

SB101: PK and Cytokine Responses

- Acute inflammation was assessed with a Luminex bead assay for multiple analytes in both studies
- IL-12p70 (used to measure SON-1010 concentration) was readily quantitated and shows extended pharmacokinetics
- Increase in IFNγ (showing an IL-12 effect and potential for tumor control) was dose-related, controlled and prolonged
- There was minimal/no signal for IL-1β, IL-6, IL-8, or TNFα and no indication of cytokine release syndrome (CRS)
- IL-10 was induced by IL-12 at a low level



SB101 Cohort 1
SON-1010 50 ng/kg
3 patients
SB102 Cohort 1
SON-1010 50 ng/kg
6 healthy volunteers
SB101 Cohort 2
SON-1010 150 ng/kg
3 patients
SB102 Cohort 2
SON-1010 100 ng/kg
6 healthy volunteers
pg/mL
Day
IFNγ
IL-10
IL-12

SB101: Influence on Tumor Size



SB101 Swimmers Plot
50 ng/kg q4w
150 ng/kg q4w
150, 300 ng/kg q4w
150, 300 ng/kg q3w
PD at Entry
SD at Entry
SD
iUPD
iCPD
Continued Response
0
30
60
90
120
150
180
210
240
Days since study start

- 5 of the 6 patients had SD at the first follow-up CT at 2 months, with one patient (#3) progressing (who is now off study). As of the 4-month scan, 2 of the 5 SD patients remained stable, while the others had tumor growth that could represent tumor inflammation or may be unconfirmed progressive disease (iUPD by iRECIST).
- One patient (#1) with endometrial sarcoma who was progressing at study entry now has evidence of improvement after 6 months on SON-1010 with smaller tumors and complete resolution of her ascites.
- The plot shows the current time on study for each patient and whether they were stable or progressing at study entry. If patients are clinically stable, they can continue on study until progression is confirmed (iCPD).

SB101 Clinical Program: High Level Summary

SONNET BioTherapeutics

- Allometric PK modeling suggests $t_{1/2}$ in humans is 52 hrs
  - Compares favorably with rhIL-12 $t_{1/2}$ of 5-12 hrs
  - Early SON-1010 data is consistent with the PK model
- No Dose Limiting Toxicities to date in 12 patients
- Mostly mild with very few Grade 2/3 AEs
  - All have been transient and tolerable
  - AEs are less numerous and less intense after the first dose
  - Labs suggest cell margination and inflammation without clinical toxicity
- Preliminary indication of SON-1010 activity in the tumors
  - All but one patient remain on study, despite PD in many at entry
  - 5 of 6 evaluable patients had SD at 2mo, 2 of 6 had SD at 4mo
  - At 6mo, one patient had evidence of improvement with smaller tumors and complete resolution of ascites
- Cytokine results suggest SON-1010 has extended PK with induction of an IL-12 effect, without Cytokine Release Syndrome


Simulate multiple dosing exposure
Dose Level 5
Dose Level 4
Dose Level 3
Dose Level 2
Dose Level 1
50 ng/kg/4wks
3-6 per cohort
SB101: Safety compared with rhIL-12, along with MTD/RP2D in Cancer

Pipeline Overview

SONNET BioTherapeutics

F_HAB Platform

PROGRAM	INDICATIONS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II	PHASE III	PARTNER
SON-1010 (IL12-F_HAB)	Solid Tumors						
	Healthy Volunteers						
SON-1210 (IL12-F_HAB-IL15)	Solid Tumors						
SON-1410 (IL18-F_HAB-IL12)	Melanoma, Renal Cancers						
SON-3015 (Anti-IL6-F_HAB-Anti-TGFβ)	Tumor and Bone Metastases						
SON-080 (Low-dose IL-6)	Chemotherapy Induced Peripheral Neuropathy						
	Diabetic Peripheral Neuropathy						New Life Therapeutics

- SB101 and SB102 will be presented at an upcoming medical conference.
- SON-1010, SON-1210 and SON-1410 will be evaluated preclinically in combination with Janssen's cell therapy assets.
- The next step is to further explore SON-1010 efficacy in the clinic in Phase 2, as well as its potential for use in combination with a checkpoint inhibitor.